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                                                               EXHIBIT 23.1

   As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-36234.

                                           Arthur Andersen LLP

San Francisco, California

May 16, 2000